UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 22, 2005
National Energy Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19136 (Commission File Number)	58-1922764 (IRS Employer Identification No.)

1400 ONE ENERGY SQUARE
4925 GREENVILLE
DALLAS, TEXAS	75206
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 692-9211
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On December 22, 2005, AREP Oil & Gas LLC (“AREP Oil & Gas”), the owner of 50.1% of the outstanding common stock of National Energy Group, Inc. (the “Company”), entered into a credit agreement, dated as of December 20, 2005, with Citicorp USA, Inc., as administrative agent, Bear Stearns Corporate Lending Inc., as syndication agent, and other lender parties thereto (the “AREP Credit Facility”). The AREP Credit Facility is secured by substantially all the assets of AREP Oil & Gas and its subsidiaries, has a five-year term and permits payments and reborrowings, subject to a borrowing base calculation based on the proved oil and gas reserves of AREP Oil & Gas and its subsidiaries. Under the AREP Credit Facility, AREP Oil & Gas will be permitted to borrow up to $500 million, and the initial borrowing base is set at $335 million.
AREP Oil & Gas used a portion of the initial $300 million funding under the AREP Credit Facility to purchase the indebtedness of NEG Operating LLC (“NEG Operating”), a wholly-owned subsidiary of NEG Holding LLC (“NEG Holding”), from the lenders under the Credit Agreement dated as of December 29, 2003 among NEG Operating, as borrower, Mizuho Corporate Bank, Ltd., as administrative agent, and certain other lenders (the “Mizuho Facility”). The Company owns an unconsolidated non-controlling 50% equity interest in NEG Holding, which it had previously pledged as collateral under the Mizuho Facility. AREP Oil & Gas owns the other controlling 50% equity interest in NEG Holding, which it had previously pledged as collateral under the Mizuho Facility. Similarly, NEG Holding had previously pledged as collateral under the Mizuho Facility its 100% equity interest in NEG Operating. In addition, NEG Operating had previously pledged its oil and natural gas properties, equipment, inventory, contracts, fixtures and proceeds related to its oil and natural gas business as collateral under the Mizuho Facility.
As part of AREP Oil & Gas’ purchase of the Mizuho Facility, on December 22, 2005, NEG Operating entered into an Amended and Restated Credit Agreement, dated as of December 20, 2005, with AREP Oil & Gas as the successor to the lenders under the Mizuho Facility and Citicorp USA, Inc. as collateral agent (the “NEG Operating Facility”). By purchasing the Mizuho Facility, AREP Oil & Gas is the successor in interest to Pledge Agreements and Irrevocable Proxies dated as of December 29, 2003 signed by each of NEG Holding, NEG Operating and the Company in favor of the lenders under the Mizuho Facility (collectively, the “Pledge Agreements”), providing for their respective pledges of the equity interest in NEG Holding (in the case of the Company), the equity interest in NEG Operating (in the case of NEG Holding), and the aforementioned oil and natural gas properties, equipment, inventory, contracts, fixtures and proceeds related to its oil and natural gas business (in the case of NEG Operating). Pursuant to the terms of the NEG Operating Facility, NEG Operating and NEG Holding executed and delivered to AREP Oil & Gas affirmations of their obligations under their Pledge Agreements. AREP Oil & Gas pledged all of its rights under the NEG Operating Facility, including the collateral securing NEG Operating’s obligations under that facility, to the lenders under the AREP Credit Facility.
The NEG Operating Facility provides for a loan commitment amount of up to $180 million, including a letter of credit commitment of up to $1 million, subject to certain borrowing base and other limitations thereunder. At December 22, 2005, NEG Operating owed approximately $131 million under the NEG Operating Facility and had no outstanding letters of credit issued thereunder.

The NEG Operating Facility also requires, among other things, maintenance of certain financial ratios, including the maintenance of a minimum interest coverage, a current ratio, and a minimum tangible net worth.
Other than the pledge of its equity interest in NEG Holding described above, the Company is not a party to the NEG Operating Facility.
The preceding is a brief summary of certain provisions of the NEG Operating Facility, the full text of which is being filed as an exhibit to this Current Report on Form 8-K. Reference is made to such exhibit for a more detailed description of the transactions.
FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K (“Current Report”) includes “forward-looking statements” within the meaning of various provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended. The words “anticipate,” “expect,” “estimate,” “predict,” “believe,” and similar expressions and variations thereof are intended to identify forward-looking statements. All statements, other than statements of historical facts, included in this Current Report that address activities, events, or developments that we expect or anticipate will or may occur in the future relating to the operations of National Energy Group, Inc. or our unconsolidated non-controlling 50% equity interest in NEG Holding LLC and its subsidiary, NEG Operating LLC are forward-looking statements and include statements regarding the interest, belief or current expectations of our management, directors, or our officers regarding such matters. These statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments as well as other factors we believe are appropriate under the circumstances. However, whether actual results and developments will conform with our expectations and predictions is subject to a number of risks and uncertainties, including uncertainties relating to strategic decisions of AREP Oil & Gas, as the managing member of NEG Holding LLC and the principal owner of the other companies that we manage, future oil and natural gas prices, future operating costs, severance and excise taxes, general economic, market or business conditions, the opportunities (or lack thereof) that may be presented to and pursued by us, competitive actions by other oil and natural gas companies, changes in laws or regulations, adverse weather and other factors, many of which are beyond our control. Consequently, all of the forward-looking statements made in this document are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated will be realized or, even if substantially realized, that they will have the expected consequences to or effects on our company or our business or operations. Such statements are not guarantees of future performance and actual results or developments may differ materially from those projected in the forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements.
Item 9.01 Financial Statements and Exhibits.
          (c) Exhibits

EXHIBIT
NUMBER	DESCRIPTION
10.1	Amended and Restated Credit Agreement dated as of December 20, 2005 by and between NEG Operating LLC and AREP Oil & Gas, LLC.
Exhibit Index

10.1	Amended and Restated Credit Agreement dated as of December 20, 2005 by and between NEG Operating LLC and AREP Oil & Gas, LLC.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL ENERGY GROUP, INC.
By:	/s/ Randall D. Cooley
	Name:	Randall D. Cooley
	Title:	Vice President and Chief Financial Officer

Date: December 27, 2005